UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): February 25, 2022

ATI PHYSICAL THERAPY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39439	85-1408039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

790 Remington Boulevard Bolingbrook, Illinois	60440
(Address of principal executive offices)	(Zip Code)

(630) 296-2223

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value	ATIP	New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ATIP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operation and Financial Condition.

On February 25, 2022, ATI Physical Therapy, Inc. (the “Company”) issued a press release (the “Press Release”) announcing financial results for the fourth quarter and fiscal year ended December 31, 2021. A copy of the Press Release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information under Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by ATI Physical Therapy, Inc. on February 25, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2022	ATI Physical Therapy, Inc.

	By:	/s/ Joseph Jordan
	Name:	Joseph Jordan
	Title:	Chief Financial Officer